UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

November 24, 2021
Date of Report (Date of earliest event reported)

Southside Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Texas	000-12247	75-1848732
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 S. Beckham Avenue,	Tyler,	TX	75701
(Address of Principal Executive Offices)			(Zip Code)

Registrant's telephone number, including area code: (903) 531-7111

NA
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $1.25 par value	SBSI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 24, 2021 the Board of Directors (the “Board”) of Southside Bancshares, Inc. (the “Company”) elected to increase the size of the board of directors of the Company by one, to 17 members with the appointment of Alton L. Frailey to serve as a member of the Board, both effective January 1, 2022. Mr. Frailey has not been appointed to any committee of the Board at this time. Additionally, the Board of Directors of Southside Bank, (the “Bank”) elected to increase the size of the board of directors of the Bank by one, to 18 members with the appointment of Mr. Frailey to serve as a member of its Board, both effective January 1, 2022.

Mr. Frailey is currently President of Alton L. Frailey & Associates, LLC, specializing in leadership development, community engagement, school board team building, and executive coaching. Mr. Frailey earned his bachelor’s degree in Elementary Education and master’s degree in Educational Administration from Stephen F. Austin State University. He received his superintendent certification from the University of Texas at Tyler. Mr. Frailey has been involved in education for 35 years, serving most recently as the past superintendent for Katy Independent School District, one other district in Texas and one in Ohio. Mr. Frailey served as past chair of the Stephen F. Austin State University Board of Regents, president of the American Association of School Administrators, the Texas Association of School Administrators, and the Urban Superintendents Association of America, as well as chairman of the University Interscholastic League Legislative Council. He served on the boards of directors for the Katy Area Chamber of Commerce, Katy Area Economic Development Council, Junior Achievement of Southeast Texas, West Houston Association and The Bible Seminary. Frailey has received numerous honors and awards including Texas Music Educators Association Distinguished Administrator, Region 4 Administrator of the Year, Who’s Who in Executives and Professionals, and the Trailblazer Award by South Dallas Business and Professional Women’s Club, Inc.

Mr. Frailey’s initial term of office will expire at the Company's 2022 annual meeting of shareholders. Compensatory arrangements for Mr. Frailey are consistent with the Company’s previously disclosed standard arrangements for non-employee directors. Such arrangements are described in the Company’s proxy statement for its 2021 annual meeting of shareholders filed on March 23, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Southside Bancshares, Inc.

Date: November 24, 2021	By:	/s/ JULIE N. SHAMBURGER
Julie N. Shamburger, CPA
Chief Financial Officer
(Principal Financial and Accounting Officer)